UniqueLoanID	Final Current Event Level	Current Exceptions	Collection Comments
500009	2	[2] Currently Delinquent Mortgage [1] Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
It does not appear that this loan will perform. The loan is due for 7/1/2013 with no evidence of payments received during the period available for review. The loan is in foreclosure as of 4/XX/2014 status, but referral date is not available. Comments indicate the borrower has been sent multiple solicitations and loss mitigations packages since 1/8/2014 to be completed for short sale, HHF, or modification, and none have been returned complete for review. Most recent efforts were denied for incomplete documentation on 4/XX/2014. Last communication with the borrower was 4/14/2014. Most recent property inspection is noted as ordered 4/6/2014 but not received; no damages to the subject were disclosed.

500010	3	[3] Borrower in BK - no relief granted [2] Currently Delinquent Mortgage [2] Current Bankruptcy
It appears that the loan may perform with intervention. The loan is due for 09/01/2013; most recent payment received was on 11/19/2013. Reason for default is unknown. The account is currently in a bankruptcy filing with no evidence of foreclosure activity. The borrower filed for a bankruptcy outside the review period; however, the chapter, case number and filing date were not provided. A motion for relief was filed on 06/XX/2013 and subsequently denied on 06/XX/2013. There is since no evidence of relief being granted or the case being dismissed. No active loss mitigation efforts are evident. There was no contact established from the borrower during the review. A subject was reported occupied on 06/24/2013.

500011	1
It appears that the loan will perform.  The loan is due for 05/01/2014 and the last payment made was on 05/01/2014.  Collection comments cited the reason for default as reduced income.  The borrower was able to cure past delinquencies without the aid of loss mitigation and has brought the account current.

500012	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 03/01/2014; the last payment received was 02/28/2014. Reason for delinquency is curtailment of income. The loan was in foreclosure; the foreclosure was stopped due to a modification. The loan was approved by investor for a modification according to comments on 08/22/2012. The executed mod docs were received 08/XX/2012. The account re-defaulted on 06/01/2013. Comments do not indicate any active loss mitigation efforts due to lack of contact with the homeowner. There was a previous chapter 13 bankruptcy filed 04/XX/2012 under case number XXX. Skip trace efforts have been unsuccessful.

500013	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party [3] Missing Mod1 [2] Written Dispute - Servicer responded within 60 days and mortgagor still questioning servicer
It appears the loan will perform. The loan is next due for 06/01/2014; last payment was received on 05/02/2014. Reason for default is excessive obligations. The borrower was able to bring their account current without loss mitigation assistance on 01/03/2013 and has since kept the loan in good standing. The loan's prior Servicer granted the borrower a loan modification on 06/XX/2010; the date the loan first went back into delinquency is unknown. The borrower's attorney initiated a written payment and credit dispute against the Servicer on 01/XX/2013. As of the review date, the Servicer has attempted to respond to and resolve the complaint several times; however, the collection notes further reflect there is a cease and desist order on the account and the Servicer has been unable to establish on-going communication with the borrower. The Servicer has requested the borrower fax in an order lifting the non-contact order but the borrower has not responded to the Servicer's request and the dispute remains unresolved.

500014	1
It appears that the loan will perform. The loan is due for 05/01/2014; last payment was received on 04/21/2014. A payment was returned on 12/02/2013 for insufficient funds. The reason for default was cited as excessive obligations. The account was brought to a current status on 03/27/2014 and subsequently, has remained in good standing. The borrower was previously in a chapter (13) bankruptcy (Case # and filing date not provided) dismissed on 08/XX/2013. The borrower made trial payments from 03/XX/2013 to 06/XX/2013 and the modification was finalized on 08/XX/2013; however, the loan was again in default on 09/01/2013. Comments dated 02/24/2014 reflect that the borrower intends to retain property and subject is owner occupied.

500020	1
It appears that the loan will perform. The loan is due for 03/01/2014; with the last payment received on 02/10/2014. Reason for default is unknown. The borrower was able to cure the most recent account delinquency without assistance. Comments on 03/21/2013 indicate that a modification was approved and completed on 04/XX/2013. First modification payment was due on 05/XX/2013. There is no evidence of delinquent taxes or title issues.

500021	3	[3] Currently Delinquent Mortgage
It appears that the loan will perform with intervention.  The loan is due for 01/01/2014; last payment was received on 12/26/2013. The reason for default was cited as marital difficulties.  The loan was previously pending foreclosure; notice of demand (NOD) sent on 08/XX/2013. The borrower was able to bring the loan current on 12/01/13; but was in default again on 01/01/2014. Collection comments dated 01/22/2014 reflect that the borrower is now divorced and wants to remove name from the mortgage with refinance.  Property reported as owner occupied on 11/14/2013.

500022	1
It appears that the loan will perform. The loan is next due for 11/01/2013; most recent payment was received on 10/28/2013. Reason for default was not cited. The account was reinstated on 02/28/2013 and has remained current since that time. Commentary dated 02/21/2013 indicates borrower was denied a refinance and will pursue modification as well as liquidation. Modification was also denied on 05/31/2013. Property is owner occupied. Notes do not reflect title issues. No indication of delinquent taxes or property damage.

500026	2	[2] Currently Delinquent Mortgage
It appears that the loan will perform with intervention. The loan is next due for 09/01/2015; most recent payment was received on 09/02/2015. The payment history reflected 8 payments between 10/16/2013 and 08/06/2015 were reversed. The RFD is unknown. The collection comments were limited due to minimal borrower contact. The last contact with the borrower was established on 03/05/2015 at which time the borrower stated they already mailed in a payment. There was no evidence of any loss mitigation activity. The notes reflected the servicer making multiple attempts to contact the borrower since 03/05/2015 in efforts to discuss the account status; the most recent attempt was made on 09/30/2015.